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                                                                   EXHIBIT 10.28


                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (this "Security Agreement") is entered into as of February 24, 1999 among STERILE RECOVERIES, INC., a Florida corporation (the "Borrower"), the Subsidiaries of the Borrower identified on the signature pages hereto and each additional Subsidiary of the Borrower which hereinafter becomes a party hereto by execution of a Joinder Agreement (the "Guarantors" and, together with the Borrower, the "Obligors") and FIRST UNION NATIONAL BANK, in its capacity as collateral agent (in such capacity, the "Agent") for the (i) the Lenders (as defined below) and (ii) the ELLF Lender (as defined below).

                                    RECITALS

         WHEREAS, the Lenders have agreed to make loans (the "Loans") to the Borrower and to issue Letters of Credit pursuant to the terms of that certain Credit Agreement, dated as of the date hereof (as amended, modified, extended, renewed or replaced from time to time, the "Credit Agreement"), among the Borrower, the Guarantors, the Lenders party thereto and First Union National Bank in its capacity as agent for the Lenders;

         WHEREAS, the ELLF Lender has agreed to make extensions of credit to the Borrower pursuant to the ELLF Documents (as defined below); and

         WHEREAS, the Lenders and the ELLF Lender have each required that the Obligors secure their obligations to the Lenders and the ELLF Lender, respectively in accordance with the terms of this Security Agreement.

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.    Definitions.

               (a) Unless otherwise defined herein, the following terms which are defined in the Uniform Commercial Code in effect in the State of Florida on the date hereof are used herein as so defined: Accounts, Chattel Paper, Deposit Accounts, Documents, Equipment, Farm Products, Fixtures, General Intangibles, Instruments, Investment Property, Inventory and Proceeds. For purposes of this Security Agreement, the term "Lender" shall include any affiliate of any Lender which has entered into any Hedging Agreement with the Borrower in respect of the obligations of the Borrower under the Credit Agreement.

               (b) In addition, the following terms shall have the following meanings:

               "Agency Agreement" shall have the meaning assigned thereto in Appendix A to the Participation Agreement.




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               "Contracts": all contracts and agreements to which any Obligor is a party, as each may be amended, supplemented or otherwise modified from time to time, including, without limitation, (i) all rights of any Obligor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of any Obligor to damages arising out of or for breach or default in respect thereof and (iii) all rights of any Obligor to exercise all remedies thereunder.

               "Copyright Licenses": any written agreement, naming any Obligor as licensor, granting any right under any Copyright including, without limitation, any thereof referred to in Schedule 1(b) hereto.

               "Copyrights": (a) all registered United States copyrights in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright office including, without limitation, any thereof referred to in Schedule 1(b) hereto, and (b) all renewals thereof including, without limitation, any thereof referred to in Schedule 1(b) hereto.

               "Credit Agreement Agent" means the Agent (as defined in the Credit Agreement).

               "Credit Documents" means the Credit Documents (as defined in the Credit Agreement).

               "ELLF Lender" means First Union National Bank in its capacity as a holder and as a lender under the Participation Agreement, as its successors and assigns.

               "ELLF Documents" means the collective reference to the Participation Agreement, the Lease Agreement, the Agency Agreement, the Trust Agreement and each of the other Operative Agreements, as amended and/or modified from time to time.

               "Event of Default" means the occurrence of any event or the existence of any condition which is specified as an "Event of Default" under the Credit Agreement or the Participation Agreement.

               "Governmental Authority" means any nation, province, state or political subdivision thereof, and any government or any Person exercising executive, legislative, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

               "Hedging Agreement" means any agreement with respect to an interest rate swap, collar, cap, floor or a forward rate agreement or other agreement regarding the hedging of interest rate risk exposure executed in connection with hedging the interest rate exposure of the Borrower or any of its Subsidiaries (as defined in the Credit Agreement) under any agreement executed in connection with any Debt (as defined in the Credit Agreement),




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         and any confirming letter executed pursuant to such hedging agreement, all as amended or supplemented from time to time.

               "Lease Agreement" shall have the meaning assigned thereto in Appendix A to the Participation Agreement.

               "Lenders" means the lenders from time to time party to the Credit Agreement.

               "Operative Agreements" shall have the meaning assigned thereto in Appendix A to the Participation Agreement.

               "Participation Agreement" means that certain Participation Agreement dated as of February 24, 1999 among the Borrower as construction agent and lessee, First Security Bank, National Association, as owner trustee under the SRI Realty Trust 1998-1 and First Union National Bank, as the lender and holder.

               "Patent License": all agreements, whether written or oral, providing for the grant by or to an Obligor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule 1(b) hereto.

               "Patents": (a) all letters patent of the United States or any other country and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule 1(b) hereto, and (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof referred to in Schedule 1(b) hereto.

               "Required Lenders" means at the time of any determination hereunder, Lenders and the ELLF Lender which are then in compliance with their obligations under Credit Documents and ELLF Documents respectively holding in the aggregate at least 66% of the sum of the Secured Obligations then outstanding.

               "Secured Obligations": means a collective reference to the following:

               (a) All unpaid principal of and interest on the Loans (as defined in the Credit Agreement) and all other obligations and liabilities of the Obligors to the Credit Agreement Agent and the Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Obligor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any notes issued thereunder, any Hedging Agreement with a Lender or an affiliate of a Lender to the extent permitted under the Credit Agreement or any other document made, delivered or given in connection therewith, whether on account of principal, interest,




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         reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Credit Agreement Agent or the Lenders that are required to be paid by the Obligors pursuant to the terms of the Credit Agreement, any other Credit Document or any Hedging Agreement with a Lender or an affiliate of a Lender to the extent permitted under the Credit Agreement);

               (b) All obligations, now existing or hereafter arising, owing by the Obligors and/or any of their affiliates under or pursuant to the ELLF Documents (including, without limitation, interest accruing and/or yield at the then applicable rates provided in the ELLF Documents after the maturity date and interest and/or yield accruing at the then applicable rates provided in the ELLF Documents after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Obligor, whether or not a claim for post-filing or post-petition interest in allowed in such proceeding) whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with the Participation Agreement, the Lease Agreement, the Agency Agreement, the Trust Agreement, or any of the other Operative Agreements, whether on account of principal, advanced amounts, interest, yield, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the ELLF Lender that are required to be paid by the Obligors pursuant to the terms of the ELLF Documents.

               (c) all other indebtedness, liabilities and obligations of any kind or nature, now existing or hereafter arising, owing by the Obligors to any Lender or the ELLF Lender, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several, and

               (d) all liabilities arising under Hedging Agreements between the Borrower and any Lender or an affiliate of a Lender in respect of the obligations of the Borrower under the Credit Agreement.

               "Secured Parties" means the collective reference to the Lenders and the ELLF Lender.

               "Trademark License": means any agreement, written or oral, providing for the grant by or to an Obligor of any right to use any Trademark, including, without limitation, any thereof referred to in
         Schedule 1(b) hereto.

               "Trademarks": (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule 1(b) hereto, and (b) all renewals thereof.




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               "Trust Agreement" shall have the meaning assigned thereto in
         Appendix A to the Participation Agreement.

               "Work": any work which is subject to copyright protection pursuant to Title 17 of the United States Code.

         2. Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Secured Obligations, each Obligor hereby grants to the Agent, for the benefit of the Secured Parties, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Collateral"):

               (a) all Accounts;

               (b) all Chattel Paper;

               (c) all Copyrights;

               (d) all Copyright Licenses;

               (e) all Deposit Accounts;

               (f) all Documents;

               (g) all Equipment;

               (h) all Fixtures;

               (i) all General Intangibles, including, without limitation, all rights under the Contracts;

               (j) all Instruments;

               (k) all Investment Property;

               (l) all Inventory;

               (m) all Patents;

               (n) all Patent Licenses;

               (o) all Trademarks;

               (p) all Trademark Licenses;



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               (q) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks, and related data processing software (owned by such Obligor or in which it has an interest) that at any time evidence or contain information relating to any Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

               (r) to the extent not otherwise included, all other personal property of such Obligor; and

               (s) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.

         The Obligors and the Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest created hereby in the Collateral (i) constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising and (ii) is not to be construed as an assignment in the nature of a sale of any Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks or Trademark Licenses.

         3. Representations and Warranties. Each Obligor hereby represents and warrants to the Agent, for the benefit of the Secured Parties, that so long as any of the Secured Obligations remain outstanding or any Credit Document, ELLF Document or Hedging Agreement is in effect:

               (a) Chief Executive Office; Books & Records. Each Obligor's chief executive office and chief place of business is located at the location set forth on Schedule 3(a) hereto, and the Borrower keeps its books and records at such location.

               (b) Location of Collateral, Etc. The locations of all Collateral owned by each Obligor is as shown on Schedule 3(b) hereto.

               (c) Ownership. Each Obligor is the legal and beneficial owner of the Collateral and has the right to pledge, sell, assign or transfer the same. Each Obligor's legal name is as shown in this Security Agreement and no Obligor has in the past four months changed its name, been party to a merger, consolidation or other change in structure or used any tradename or d/b/a except as set forth in Schedule 3(c) attached hereto.

               (d) Security Interest/Priority. This Security Agreement creates a valid security interest in favor of the Agent, for the benefit of the Secured Parties, in the Collateral and, when properly perfected by filing, shall constitute a valid perfected security interest in the Collateral, to the extent such security can be perfected by filing under the UCC, free and clear of all liens and other encumbrances other than Permitted Liens (as defined in the Credit Agreement).

               (e) Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.




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               (f) Accounts. (i) Each Account of the Obligors and the papers and documents relating thereto are genuine and in all material respects what they purport to be, (ii) each Account arises out of (A) a bona fide sale of goods sold and delivered by such Obligor (or is in the process of being delivered) or (B) services theretofore actually rendered by such Obligor to, the account debtor named therein and
         (iii) no Account of an Obligor is evidenced by any Instrument or Chattel Paper unless such Instrument or Chattel Paper has been theretofore endorsed over and delivered to the Agent.

               (g) Copyrights, Patents and Trademarks.

                   (i) Schedule 1(b) hereto includes all Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses owned by the Obligors in their own names as of the date hereof.

                   (ii) To the best of each Obligor's knowledge, each Copyright, Patent and Trademark of the Borrower is valid, subsisting, unexpired, enforceable and has not been abandoned.

                   (iii) Except as set forth in Schedule 1(b) hereto, none of such Copyrights, Patents and Trademarks is the subject of any licensing or franchise agreement.

                   (iv) No holding, decision or judgment has been rendered by any court, tribunal, agency or other Governmental Authority which would limit, cancel or question the validity of any Copyright, Patent or Trademark.

                   (v) No action or proceeding is pending seeking to limit, cancel or question the validity of any Copyright, Patent or Trademark, or which, if adversely determined, would have a material adverse effect on the value of such Copyright, Patent or Trademark.

                   (vi) All applications pertaining to the Copyrights, Patents and Trademarks of each Obligor have been duly and properly filed, and all registrations or letters pertaining to such Copyrights, Patents and Trademarks have been duly and properly filed and issued, and all of such Copyrights, Patents and Trademarks are valid and enforceable.

                   (vii) No Obligor has made any assignment or agreement in
               conflict with the security interest in the Copyrights, Patents or Trademarks of each Obligor hereunder.

               (h) Inventory. No Inventory is held by an Obligor pursuant to consignment, sale or return, sale on approval or similar arrangement.

         4. Covenants. Each Obligor covenants that, so long as any of the Secured Obligations remain outstanding or any Credit Document, ELLF Document or Hedging Agreement is in effect, it shall:




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               (a) Other Liens. Defend the Collateral against the claims and demands of all other parties claiming an interest therein, keep the Collateral free from all liens and other encumbrances other than Permitted Liens (as defined in the Credit Agreement), and not sell, exchange, transfer, assign, lease or otherwise dispose of the Collateral or any interest therein, except in the ordinary course of business.

               (b) Preservation of Collateral. Keep the Collateral in good order, condition and repair and not use the Collateral in violation of the provisions of this Security Agreement or any other agreement relating to the Collateral or any policy insuring the Collateral or any applicable statute, law, bylaw, rule, regulation or ordinance.

               (c) Instruments/Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, promptly deliver such Instrument or Chattel Paper to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Security Agreement.

               (d) Change in Location. Not, without providing 30 days prior written notice to the Agent and without filing such amendments to any previously filed financing statements as the Agent may require, (a) change the location of its chief executive office and chief place of business (as well as its books and records) from the locations set forth on Schedule 3(a) hereto, (b) change the location of its Collateral from the locations set forth on Schedule 3(b) hereto, or
         (c) change its name, be party to a merger, consolidation or other change in structure or use any tradename or d/b/a.

               (e) Inspection. Upon reasonable notice, at such reasonable times and as often as may be reasonably desired, allow the Agent or its representatives free access to and right of inspection of the Collateral.

               (f) Perfection of Security Interest. Execute and deliver to the Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Agent may reasonably request) and do all such other things as the Agent may reasonably deem necessary or appropriate (i) to assure to the Agent its security interests hereunder, including (A) such financing statements (including renewal statements) or amendments thereof or supplements thereto or other instruments as the Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, (B) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights in the form of Schedule 4(f)(i), (C) with regard to Patents, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Schedule 4(f)(ii) attached hereto and
         (D) with regard to Trademarks, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Schedule 4(f)(iii) attached hereto, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Agent of its rights and interests hereunder. To that end, each Obligor agrees that the Agent may file one or more financing statements disclosing the Agent's security interest in any or all of the Collateral without, to




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         the extent permitted by law, such Obligor's signature thereon, and further each Obligor also hereby irrevocably makes, constitutes and appoints the Agent, its nominee or any other person whom the Agent may designate, as such Obligor's attorney in fact with full power and for the limited purpose to sign in the name of such Obligor any such financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in the Agent's reasonable discretion would be necessary, appropriate or convenient in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as the Credit Agreement is in effect or any amounts payable thereunder or under any other Credit Document, any ELLF Document or any Hedging Agreement shall remain outstanding. Each Obligor hereby agrees that a carbon, photographic or other reproduction of this Security Agreement or any such financing statement is sufficient for filing as a financing statement by the Agent without notice thereof to such Obligor wherever the Agent may in its sole discretion desire to file the same. In the event for any reason the law of any jurisdiction other than Florida becomes or is applicable to the Collateral of any Obligor or any part thereof, or to any of the Secured Obligations, such Obligor agrees to execute and deliver all such instruments and to do all such other things as the Agent in its sole discretion reasonably deems necessary or appropriate to preserve, protect and enforce the security interests of the Agent under the law of such other jurisdiction (and, if an Obligor shall fail to do so promptly upon the request of the Agent, then the Agent may execute any and all such requested documents on behalf of such Obligor pursuant to the power of attorney granted hereinabove). If any Collateral is in the possession or control of an Obligor's agents and the Agent so requests, such Obligor agrees to notify such agents in writing of the Agent's security interest therein and, upon the Agent's request, instruct them to hold all such Collateral for its account, on behalf of the Secured Parties, and subject to the Agent's further instructions. Each Obligor agrees to mark its books and records to reflect the security interest of the Agent in the Collateral.

               (g) Covenants Relating to Accounts. Not grant or extend the time for payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, other than as normal and customary in the ordinary course of the Borrower's business.

               (h) Covenants Relating to Inventory.

                   (i) Maintain, keep and preserve the Inventory in good condition at its own cost and expense.

                   (ii) Deliver documents of title to the Agent with respect to any Inventory which is evidenced by a document of title.

               (i) Covenants Relating to Copyrights.

                   (i) Employ each Copyright with such notice of copyright as may be required by law to secure copyright protection.




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                   (ii)  Not do any act or knowingly omit to do any act whereby any Copyright may become invalidated and (A) not do any act, or knowingly omit to do any act, whereby any Copyright may become injected into the public domain; (B) notify the Agent immediately if it knows, or has reason to know, that any Copyright may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any other country) regarding an Obligor's ownership of any such Copyright or its validity; (C) take all necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each Copyright owned by an Obligor including, without limitation, filing of applications for renewal where necessary; and (D) promptly notify the Agent of any material infringement of any Copyright of an Obligor of which it becomes aware and take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

                   (iii) Not make any assignment or agreement in conflict with the security interest in the Copyrights of each Obligor hereunder.

               (j) Covenants Relating to Patents and Trademarks.

                   (i) (A) Continue to use each Trademark on each and every
               trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) employ such Trademark with the appropriate notice of registration, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

                   (ii) Not do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated.

                   (iii) Notify the Agent immediately if it knows, or has
               reason to know, that any application or registration relating to any Patent or Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding an Obligor's ownership of any Patent or Trademark or its right to register the same or to keep and maintain the same.




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                   (iv)  Whenever an Obligor, either by itself or through an
               agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, such Obligor shall report such filing to the Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Agent, an Obligor shall execute and deliver any and all agreements, instruments, documents and papers as the Agent may request to evidence the Agent's security interest in any Patent or Trademark and the goodwill and general intangibles of an Obligor relating thereto or represented thereby.

                   (v) Take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Patents and Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

                   (vi) Promptly notify the Agent after it learns that any Patent or Trademark included in the Collateral is infringed, misappropriated or diluted by a third party and promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as it shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

                   (vii) Not make any assignment or agreement in conflict with the security interest in the Patents or Trademarks of each Obligor hereunder.

               (k) New Patents, Copyrights and Trademarks. Promptly provide the Agent with (i) a listing of all applications, if any, for new Copyrights, Patents or Trademarks (together with a listing of the issuance of registrations or letters on present applications), which new applications and issued registrations or letters shall be subject to the terms and conditions hereunder, and (ii) (A) with respect to Copyrights, a duly executed Notice of Security Interest in Copyrights,
         (B) with respect to Patents, a duly executed Notice of Security Interest in Patents, (C) with respect to Trademarks, a duly executed Notice of Security Interest in Trademarks or (D) such other duly executed documents as the Agent may request in a form acceptable to counsel for the Agent and suitable for recording to evidence the security interest in the Copyright, Patent or Trademark which is the subject of such new application.

               (l) Insurance. Have and maintain at all times the insurance coverage set forth in the Credit Agreement. All insurance proceeds shall be subject to the lien of the Agent hereunder. The Agent shall be named as loss payee and additional insured on all casualty and liability policies of such Obligor.

               (m) Equipment. At all times, maintain its Equipment in good working order and in compliance with all applicable safety standards.

         5. Special Provisions Relating to Accounts. Anything herein to the contrary notwithstanding, each of the Obligors shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Agent nor any Secured Party shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by the Agent or any Secured Party of any payment relating to such Account pursuant hereto, nor shall the Agent or any Secured Party be obligated in any manner to perform any of the obligations of an Obligor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

         6. Special Provisions Regarding Inventory. Unless and until an Event of Default occurs and is continuing and the Agent instructs the Obligors otherwise, each Obligor may, without further consent or approval of the Agent, use, consume, sell, lease and exchange the Inventory in the ordinary course of its business as presently conducted, whereupon, in the case of a sale or exchange, the security interest created hereby in the Inventory so sold or exchanged (but not in any proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of the Agent.

         7. Advances by Secured Parties. On failure of any Obligor to perform any of the covenants and agreements contained herein, the Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a lien or potential lien, reasonable expenditures made in defending against any adverse claim and all other reasonable expenditures which the Agent or the Secured Parties may make for the protection of the security hereof or which they may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Obligors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the default rate specified in the Credit Agreement. No such performance of any covenant or agreement by the Agent or the Secured Parties on behalf of the Borrower, and no such advance or expenditure therefor, shall relieve the Obligors of any default under the terms of this Security Agreement or the other Credit Documents, the ELLF Documents or any Hedging Agreement. The Agent or any Secured Party may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by an Obligor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

         8. Events of Default. The occurrence of an event which under the Credit Agreement would constitute an Event of Default shall be an Event of Default hereunder (an "Event of Default").

         9.    Remedies.

               (a) General Remedies. Upon the occurrence of an Event of Default and during continuation thereof, the Agent shall have, in addition to the rights and remedies provided herein, in the Credit Documents, in the ELLF Documents, in the Hedging Agreements or by law (including, but not limited to, the rights and remedies set forth in the Uniform Commercial Code of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Agent may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Obligors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Obligors to assemble and make available to the Agent at the expense of the Obligors any Collateral at any place and time designated by the Agent which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Obligors hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). In addition to all other sums due the Agent and the Secured Parties with respect to the Secured Obligations, the Obligors shall pay to the Agent and each of the Secured Parties all reasonable documented costs and expenses incurred by the Agent or any such Secured Party, including, but not limited to, reasonable attorneys' fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of the Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Agent or the Secured Parties or the Obligors concerning any matter arising out of or connected with this Security Agreement or the Collateral or the Secured Obligations, including without limitation any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code. To the extent the rights of notice cannot be legally waived hereunder, each Obligor agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Borrower in accordance with the provisions of the Credit Agreement at least 10 days before the time of sale or other event giving rise to the requirement of such notice.

         The Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by law, any Secured Party may be a purchaser at any such sale. To the extent permitted by applicable law, each of the Obligors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Agent may further postpone such sale by announcement made at such time and place.

               (b) Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuance thereof, the Agent shall have the right to take physical possession of any and all of the Collateral and anything found therein, the right for that purpose to enter without legal process and without breach of the peace any premises where the Collateral may be found (provided such entry be done lawfully), and the right to maintain such possession on such Obligor's premises (each Obligor hereby agreeing to lease warehouses and storage facilities to the Agent or its designee if the Agent so requests) or to remove the Collateral or any part thereof to such other places as the Agent may desire. Upon the occurrence of any Event of Default and at any time thereafter, unless and until such Event of Default has been waived by the Agent with the consent of each Secured Party or the Required Lenders as provided in the Credit Agreement or the ELLF Documents, or cured to the satisfaction of the Secured Parties, the Obligors shall, upon the Agent's demand, assemble the Collateral and make it available to the Agent at a place reasonably designated by the Agent. If the Agent exercises its right to take possession of the Collateral, the Obligors shall also at their expense perform any and all other steps reasonably requested by the Agent to preserve and protect the security interest hereby granted in the Collateral, such as placing and maintaining signs indicating the security interest of the Agent, appointing overseers for the Collateral and maintaining inventory records.

               (c) Nonexclusive Nature of Remedies. Failure by the Agent or the Secured Parties to exercise any right, remedy or option under this Security Agreement, any other Credit Document, any ELLF Document, any Hedging Agreement or as provided by law, or any delay by the Agent or the Secured Parties in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Agent and the Secured Parties shall only be granted as provided herein. To the extent permitted by law, neither the Agent, the Secured Parties, nor any party acting as attorney for the Agent or the Secured Parties, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Agent and the Secured Parties under this Security Agreement shall be cumulative and not exclusive of any other right or remedy which the Agent or the Secured Parties may have.

               (d) Retention of Collateral. Upon the occurrence and during the continuance of an Event of Default, the Agent may, after providing the notices required by Section 9-505(2) of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, to the extent the Agent is in possession of any of the Collateral, retain the Collateral in satisfaction of the Secured Obligations. Unless and until the Agent shall have provided such notices, however, the Agent shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.

         10.   Rights of the Agent.

               (a) Power of Attorney. In addition to other powers of attorney contained herein, each Obligor hereby designates and appoints the Agent, and each of its designees or agents, as attorney-in-fact of such Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

                   (i) to demand, collect or settle, compromise, adjust, give discharges and releases, all as the Agent may reasonably determine;

                   (ii) to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

                   (iii) to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Agent may deem reasonably appropriate;

                   (iv) receive, open and dispose of mail addressed to an Obligor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral on behalf of and in the name of such Obligor, or securing, or relating to the Collateral;

                   (v) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Agent were the absolute owner thereof for all purposes;

                   (vi) adjust and settle claims under any insurance policy relating thereto;

                   (vii) execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated therein;

                   (viii) institute any foreclosure proceedings that the Agent may deem appropriate; and

                   (ix) do and perform all such other acts and things as the Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

         This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Secured Obligations remain outstanding or any Credit Document, any ELLF Document or any Hedging Agreement is in effect. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Agent in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve and realize upon its security interest in the Collateral.

               (b) Performance by the Agent of Obligations. If any Obligor fails to perform any agreement or obligation contained herein, the Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Agent incurred in connection therewith shall be payable by the Obligors on a joint and several basis pursuant to Section 11 hereof.

               (c) Assignment by the Agent. The Agent may, from time to time, assign the Secured Obligations and any portion thereof and/or the Collateral and any portion thereof, to a successor Agent appointed pursuant to the terms of the Credit Documents and ELLF Documents, and the assignee shall be entitled to all of the rights and remedies of the Agent under this Security Agreement in relation thereto.

               (d) The Agent's Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Agent hereunder, the Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Obligors shall be responsible for preservation of all rights in the Collateral, and the Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Obligors. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral.

         11. Application of Proceeds. Upon the occurrence of and during the continuance of an Event of Default, the Proceeds and avails of the Collateral at any time received by the Agent shall, when received by the Agent in cash or its equivalent, be applied as follows: first, to all reasonable costs and expenses of the Agent (including without limitation, reasonable attorneys' fees and expenses) incurred in connection with the implementation and/or enforcement of this Security Agreement; second, to the payment of any fees owed to the Credit Agreement Agent or the ELLF Lender; third, to all costs and expenses of the Secured Parties (including without limitation reasonable attorneys' fees and expenses) incurred in connection with the implementation and/or enforcement of this Security Agreement and/or any of the other Credit Documents and the Operative Agreements; fourth, to the Secured Parties, ratably, in accordance with the respective amounts of the Secured Obligations constituting the then aggregate unpaid principal amount of the Loans, together with all accrued and unpaid interest thereon at such time and the Secured Obligations constituting the then aggregate unpaid principal amount and/or advanced amounts owing pursuant to the ELLF Documents together with all accrued and unpaid interest and/or yield thereon at such time; fifth, to all other amounts payable with respect to the Secured Obligations; and sixth, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus. The Obligors shall remain liable to the Agent and the Lenders on a joint and several basis for any deficiency.

         12. Costs of Counsel. If at any time hereafter, whether upon the occurrence of an Event of Default or not, the Agent employs counsel to prepare or consider amendments, waivers or consents with respect to this Security Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Security Agreement or relating to the Collateral, or to protect the Collateral or exercise any rights or remedies under this Security Agreement or with respect to the Collateral, then the Obligors agree to promptly pay upon demand any and all such reasonable documented costs and expenses of the Agent or the Secured Parties, all of which costs and expenses shall constitute Secured Obligations hereunder.

         13.   Continuing Agreement.

               (a) This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Secured Obligations remain outstanding or any Credit Document, any ELLF Document or Hedging Agreement is in effect or any amounts payable thereunder or under any other Credit Document shall remain outstanding (other than any obligations with respect to the indemnities and the representations and warranties set forth in the Credit Documents or the ELLF Documents). Upon such payment and termination, this Security Agreement shall be automatically terminated and, the Agent shall, upon the request and at the expense of the Obligors, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Obligors evidencing such termination. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Security Agreement.

               (b) This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Agent or any Secured Party as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation, any reasonable legal fees and disbursements) incurred by the Agent or any Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

         14. Amendments; Waivers; Modifications. This Security Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except by a written instrument executed by the Obligors and the Agent; provided, that the Agent may not enter into any such amendment, waiver, supplement or modification without the prior written consent of the Required Lenders.

         15. Successors in Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Agent and the Secured Parties hereunder, to the benefit of the Agent and the Secured Parties and their successors and assigns; provided, however, that none of the Obligors may assign its rights or delegate its duties hereunder without the prior written consent of the Secured Parties. To the fullest extent permitted by law, each Obligor hereby releases the Agent and each Secured Party and their respective successors and assigns, from any liability for any act or omission relating to this Security Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Agent, or such Secured Party, or its officers, employees or agents.

         16. Notices. All notices required or permitted to be given under this Security Agreement shall be in made in writing and delivered to the parties hereto at the addresses specified below:

               if to any Obligor:

                         Sterile Recoveries, Inc.

                         ------------------------

                         ------------------------


               if to the Agent:

                         First Union National Bank

                         ------------------------

                         ------------------------


         17. Counterparts. This Security Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart.

         18. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.

         19. Governing Law; Submission to Jurisdiction; Venue; Arbitration. THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA. THE PROVISIONS OF THE CREDIT AGREEMENT RELATING TO SUBMISSION TO JURISDICTION, VENUE AND ARBITRATION ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

         20. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OBLIGOR HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS SECURITY AGREEMENT, THE CREDIT DOCUMENTS, THE ELLF DOCUMENTS OR ANY OTHER AGREEMENTS OR TRANSACTIONS RELATED HERETO OR THERETO.

         21. Severability. If any provision of the Security Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         22. Entirety. This Security Agreement, the other Credit Documents, the ELLF Document and the Hedging Agreements represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents, the ELLF Documents, the Hedging Agreements or the transactions contemplated herein and therein.

         23. Survival. All representations and warranties of the Obligors hereunder shall survive the execution and delivery of this Security Agreement, the other Credit Documents, the ELLF Documents and the Hedging Agreements and the making of the Loans.

         24. Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by an Obligor), or by a guarantee, endorsement or property of any other Person, then the Agent and the Secured Parties shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Agent and the Secured Parties shall have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Agent and the Secured Parties shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Agent's and the Secured Parties' rights or the Secured Obligations under this Security Agreement, under any other of the Credit Documents, the ELLF Documents or under any Hedging Agreement.

         25. Rights of Required Lenders. All rights of the Agent hereunder, if not exercised by the Agent, may be exercised by the Required Lenders.

         26.   Joint and Several Obligations of Obligors.

               (a) Each of the Obligors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under the Credit Agreement and the ELLF Lender under the ELLF Documents, for the mutual benefit, directly and indirectly, of each of the Obligors and in consideration of the undertakings of each of the Obligors to accept joint and several liability for the obligations of each of them.

               (b) Each of the Obligors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Obligors with respect to the payment and performance of all of the Secured Obligations arising under this Security Agreement, the other Credit Documents, the ELLF Documents and the Hedging Agreements, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Obligors without preferences or distinction among them.

               (c) Notwithstanding any provision to the contrary contained herein, in any other of the Credit Documents or in any Hedging Agreement, the obligations of each Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

         Each of the parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.


BORROWER:                                STERILE RECOVERIES, INC.
                                         a Florida corporation


                                         By: /s/ James T. Boosales
                                            -----------------------------------
                                         Name:   James T. Boosales
                                              ---------------------------------
                                         Title:  EVP
                                               --------------------------------


GUARANTORS:                              REPAK SURGICAL ENTERPRISES, INC.,
                                         an Ohio corporation

                                         By: /s/ James T. Boosales
                                            -----------------------------------
                                         Name:   James T. Boosales
                                              ---------------------------------
                                         Title:  EVP
                                               --------------------------------


AGENT:                                   FIRST UNION NATIONAL BANK,
                                         as Agent


                                         By: /s/ Paul Solitario
                                            -----------------------------------
                                         Name:   Paul Solitario
                                              ---------------------------------
                                         Title:  Vice President
                                               --------------------------------

                                 SCHEDULE 1(b)

                             INTELLECTUAL PROPERTY


Mark                         Application/Registration No.     Filing/Registration Date
----                         ----------------------------     ------------------------

Sterile Recoveries, Inc.            75/282,128                        4/28/97
SRI                                 75/282,127                        4/28/97
Repak                                1,533,180                         4/4/89
Repak                                1,573,840                       12/26/89


------------------------

The Borrower expects to file an application for the following trademarks within 30 days:

         Surgical Express
         Surgex

                                 SCHEDULE 3(a)

                             CHIEF EXECUTIVE OFFICE



28100 U.S. Highway 19 N.
Suite 201
Clearwater, Florida 34621

                                 SCHEDULE 3(b)

                            LOCATIONS OF COLLATERAL


See Schedule 6.1(w) to the Credit Agreement. The Obligors' carts and reusable surgical products circulate continuously between the Obligors' facilities and their customers' locations.

                                 SCHEDULE 3(c)

             MERGERS, CONSOLIDATIONS, CHANGE IN STRUCTURE OR USE OF
                             TRADENAMES OR D/B/A'S


See Schedule 6.1(x) to the Credit Agreement.

                                SCHEDULE 4(f)(i)

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                   COPYRIGHTS

United States Copyright Office

Gentlemen:

         Please be advised that pursuant to the Security Agreement dated as of February 24, 1999 as the same may be amended, modified, extended or restated from time to time, the "Security Agreement") by and between the Obligors party thereto (the "Obligors") and First Union National Bank, as agent (the "Agent") for the Secured Parties referenced therein (the "Secured Parties"), the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the copyrights and copyright applications shown below to the Agent for the ratable benefit of Secured Parties:

                                   COPYRIGHTS
                              -----------------------
                                                                    Date of
 Copyright No.                Description of Copyright             Copyright
 -------------                ------------------------             ---------


                               Copyright Applications
                              ------------------------

   Copyright                  Description of Copyright         Date of Copyright
Applications No.                     Applied For                  Applications
----------------              ------------------------         -----------------

         The Obligors and the Agent hereby acknowledge and agree that the security interest in the foregoing copyrights and copyright applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any copyright or copyright application.

                                         Very truly yours,

                                         [OBLIGOR]

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------


Acknowledged and Accepted:

FIRST UNION NATIONAL BANK,
         as Agent

By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------

                               SCHEDULE 4(f)(ii)

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                    PATENTS


United States Patent and Trademark Office

Gentlemen:

         Please be advised that pursuant to the Security Agreement dated as of February 24, 1999 (the "Security Agreement") by and between the Obligors party thereto (the "Obligors") and First Union National Bank, as agent (the "Agent") for the Secured Parties referenced therein (the "Secured Parties"), the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the patents and patent applications shown below to the Agent for the ratable benefit of the Secured Parties:


                                    PATENTS
                          ---------------------------

                             Description of Patent                Date of
  Patent No.                         Item                         Patent
  ----------                 ---------------------                -------



                              Patent Applications
                          ---------------------------

    Patent                   Description of Patent               Date of Patent
Applications No.                  Applied For                     Applications
----------------             ---------------------               --------------

         The Obligors and the Agent hereby acknowledge and agree that the security interest in the foregoing patents and patent applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any patent or patent application.

                                         Very truly yours,

                                         [OBLIGOR]

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------


Acknowledged and Accepted:

FIRST UNION NATIONAL BANK,
         as Agent

By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------

                               SCHEDULE 4(f)(iii)

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                   TRADEMARKS


United States Patent and Trademark Office

Gentlemen:

         Please be advised that pursuant to the Security Agreement dated as of February 24, 1999 (the "Security Agreement") by and between the Obligors party thereto (the "Obligors") and First Union National Bank, as agent (the "Agent") for the Secured Parties referenced therein (the "Secured Parties"), the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the trademarks and trademark applications shown below to the Agent for the ratable benefit of the Secured Parties:


                                   TRADEMARKS
                        ------------------------------

                            Description of Trademark                Date of
 Trademark No.                        Item                         Trademark
 -------------              ------------------------               ---------



                             Trademark Applications
                        ------------------------------

   Trademark                Description of Trademark          Date of Trademark
Applications No.                   Applied For                   Applications
----------------            ------------------------          -----------------

         The Obligors and the Agent hereby acknowledge and agree that the security interest in the foregoing trademarks and trademark applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any trademark or trademark application.

                                         Very truly yours,

                                         [OBLIGOR]

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------


Acknowledged and Accepted:

FIRST UNION NATIONAL BANK,
         as Agent

By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------





                                       2